UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d)

Of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   September 19, 2005 (September 13, 2005)

ANALYSTS INTERNATIONAL CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Minnesota
(State or Other Jurisdiction of Incorporation)

0-4090	41-0905408
(Commission File Number)	(IRS Employer Identification No.)

3601 West 76th Street, Minneapolis, Minnesota 55435-3000
(Address of Principal Executive Offices) (Zip Code)

(952) 835-5900
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02                     Termination of a Material Definitive Agreement.

On September 13, 2005, Analysts International Corporation (“Analysts”) received notice, by way of a filing on Form 8-K, that Computer Horizons Corp. (“CHC”) has terminated the Agreement and Plan of Merger dated as of April 12, 2005, by and among CHC, Analysts and JV Merger Corp. (the “Agreement”).  The Agreement, proposing a merger of equals between Analysts and CHC, was not approved by the required vote of the CHC shareholders.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   September 16, 2005

ANALYSTS INTERNATIONAL CORPORATION

By	/s/ Colleen M. Davenport
Colleen M. Davenport, Secretary and General Counsel